PIONEER
INDEPENDENCE
FUND


ANNUAL
REPORT
12/31/02

[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS

Letter from the President                                       1

Portfolio and Performance Update                                2

Portfolio Management Discussion                                 3

Schedule of Investments                                         5

Financial Statements                                            8

Notes to Financial Statements                                  12

Report of Independent Auditors                                 14

Trustees, Officers and Service Providers                       15

LETTER FROM THE PRESIDENT 12/31/02


DEAR SHAREOWNERS,

This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business, in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments(R), including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER INDEPENDENCE FUND

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                              90%
Depositary Receipts for International Stocks                     7%
International Common Stocks                                      3%

[CHART]

SECTOR DIVERSIFICATION
(As a percentage of equity holdings)

Financials                              22.6%
Information Technology                  17.9%
Industrials                             11.9%
Consumer Discretionary                  10.8%
Health Care                             10.1%
Energy                                   9.3%
Consumer Staples                         8.2%
Materials                                5.5%
Telecommunications Services              3.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. Citigroup, Inc.                                     3.86%
   2. Microsoft Corp.                                     3.49
   3. JP Morgan Chase & Co.                               3.09
   4. Wal-Mart Stores, Inc.                               2.89
   5. Pfizer, Inc.                                        2.43

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                       12/31/02        12/31/01
Net Asset Value per Share                               $ 8.56          $ 11.00

DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                     DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $  -           $  -            $  -

VALUE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER INDEPENDENCE FUND at net asset value, compared to that of the Russell 1000 Index.

[CHART]

                PIONEER
                INDEPENDENCE FUND*      RUSSELL 1000 INDEX+
3/31/98         $ 10,000                $ 10,000
                $  9,693                $ 11,204
12/31/99        $ 11,910                $ 13,548
                $ 13,743                $ 12,495
12/31/2001      $ 12,113                $ 10,939
12/31/2002      $  9,426                $  8,569

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

PERIOD

Life-of-Fund              -1.16%
(3/16/98)
1 Year                   -22.18%

PUBLIC OFFERING PRICE

PERIOD

Life-of-Fund             -14.45%
(3/16/98)
1 Year                   -61.09%

Returns assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

PIONEER INDEPENDENCE FUND

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Co-managers Andrew Acheson and John Carey make day-to-day investment decisions for Pioneer Independence Fund. Mr. Carey, an executive vice president and Pioneer's director of portfolio management, has been an investment professional since 1979. Mr. Acheson, a vice president at Pioneer, was a portfolio manager at Pioneer Investment Management, Ltd., in Dublin. Securities in Independence Fund's portfolio are chosen mainly from the issues that Pioneer's other managers have selected for the funds that they manage.

Q: PLEASE DESCRIBE LAST YEAR'S INVESTMENT ENVIRONMENT.

A: The year began on a favorable note, with markets extending their post-September 11 rebound. But corporate scandals and dubious economic prospects soon set off a decline. After a brief spring rally, negative earnings announcements and fears of war pushed prices down through the summer and into the fall, with the low point coming in early October. The market bounced vigorously off those lows until momentum stalled in December. The year ended with the major indices sharply below the levels of a year earlier.

Q: HOW DID THE FUND PERFORM, GIVEN THAT BACKGROUND?

A: Independence Fund's results, though only slightly below the results of its benchmark, were disappointing. Results for the twelve months ended December 31, 2002 showed the Fund with a total return of -22.18% calculated at net asset value (without sales charges). This compares to the -21.65% return of the Russell 1000 Index, the Fund's benchmark.

Q: WHY WERE MARKETS SO WEAK OVER THE SUMMER?

A: The rash of earnings disappointments from companies across the economy simply overwhelmed investors. There was also a crisis of confidence, as investors looked askance even at favorable earnings reports because of widespread revelations of accounting fraud.

Q: HOW DID YOU REACT TO THE MARKET'S WEAKNESS?

A: We aim to buy stocks when market valuations appear to understate a company's potential. Valuations looked reasonable in July, and we began expanding holdings in technology and other hard-hit sectors. That move came too early, as the markets declined sharply thereafter. We bought aggressively in late September and early October, when prices seemed to reflect only the grimmest of prospects for a range of very good companies. Fund performance benefited overall from these purchases of technology, materials and diversified financial companies.

Q: WHERE DID YOU FOCUS PURCHASES DURING THAT PERIOD?

A: We bought Citigroup and J.P. Morgan when their prices fell amid allegations of conflicts of interest within investment firms. In technology, we added industry leaders Sun Microsystems and Oracle. Other technology purchases included Genesis Microchip, the dominant maker of chips for flat panel and plasma displays, and Intersil, which makes chips for wireless networking. Toward year-end we took profits to reduce exposure in the technology and financial sectors, leaving the portfolio less aggressively positioned than it had been a few weeks earlier.

Q: WHAT OTHER SECTORS DID YOU EMPHASIZE?

A: Cyclical companies typically do well in a recovering economy. Among non-consumer sectors, material and energy companies appeared to offer good value. We bought Freeport McMoran when shares fell following the Bali bombing, although Freeport's huge copper and gold mine is 1,000 miles away. Copper prices may rise if supplies fall short of demand in an eventual global economic recovery. Higher oil prices should stimulate drilling activity, potentially boosting valuations for drilling companies. Fund holdings include Patterson-UTI Energy, a US-based land driller, and Pride International, which has many rigs under long-term contracts.

   In consumer cyclicals, we sold Federated Department Stores because we believe department stores are losing ground. Although it fell during the year, better potential appears to lie with Wal-Mart and others that are gaining momentum. Family Dollar Stores, whose low-price strategy targets low- and middle-income consumers, has been expanding its reach. Shares were down modestly last year.

Q: WHAT ABOUT INDUSTRIAL COMPANIES?

A: Our decision to avoid General Electric helped results; GE's shares fell sharply. We overweighted the portfolio in defense companies, including Northrop, Lockheed and Boeing. After doing well early in the year, defense stocks were lackluster performers in the second half. We believe we are in a long-term uptrend in defense spending, as the U.S., like other western nations, upgrades its armed forces and strengthens homeland defense capabilities.

Q: WHAT WERE SOME AREAS OF DISAPPOINTMENT?

A: Micron Technology, the top producer of some types of memory chips, shocked the market in December with an extremely poor financial report. We sold the bulk of the Fund's position. Micron may need to raise cash for new technology that will reduce its production costs.

   Pharmaceutical manufacturer Pfizer's proposed acquisition of Pharmacia Corporation is still awaiting regulatory clearance. The delay brought selling by investors despite widespread expectations of strong earnings growth in 2003. Pfizer's valuation is now in line with other pharmaceutical stocks despite its superior track record and more promising new product pipeline. We remain optimistic that Pfizer will perform well once the merger is complete.

   Also, we underweighted consumer staples stocks because we thought spending by individuals and families would decline more than it has. That underexposure hurt relative performance.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE ECONOMY?

A: Although we were premature in our optimism about the economy, we remain optimistic now. Low interest rates have put cash in the pockets of consumers and businesses, and reduced taxes should help to stimulate recovery. Stocks were down over 20% last year, based on the major indices. That decline improves chances that prices may rise if our expectation of a recovering economy is borne out. Fiscal and monetary stimulation may offset any retrenchment by consumers but a big drop in consumer outlays would be harmful. If consumers keep spending and if businesses resume investing in capital equipment, conditions should improve markedly by this time next year.

PIONEER INDEPENDENCE FUND

SCHEDULE OF INVESTMENTS 12/31/02

SHARES                                                        VALUE
           COMMON STOCKS - 99.5%
           ENERGY - 9.2%
           INTEGRATED OIL & GAS - 2.8%
   10,000  Eni S.p.A. (A.D.R.)                          $   784,900
   45,700  Exxon Mobil Corp.                              1,596,758
                                                        -----------
                                                        $ 2,381,658
                                                        -----------
           OIL & GAS DRILLING - 4.7%
   46,800  Encana Corp.                                 $ 1,455,480
   35,400  Patterson-UTI Energy, Inc.*                    1,068,018
   74,600  Pride International, Inc.*                     1,111,540
   16,400  Transocean Offshore, Inc.                        380,480
                                                        -----------
                                                        $ 4,015,518
                                                        -----------
           OIL & GAS EXPLORATION & PRODUCTION - 1.1%
   20,200  Anadarko Petroleum Corp.                     $   967,580
                                                        -----------
           OIL & GAS REFINING, MARKETING &
           TRANSPORTATION - 0.6%
    7,000  Total Fina Elf SA (A.D.R.)                   $   500,500
                                                        -----------
           TOTAL ENERGY                                 $ 7,865,256
                                                        -----------
           MATERIALS - 5.5%
           COMMODITY CHEMICALS - 0.5%
   10,200  Air Products & Chemicals, Inc.               $   436,050
                                                        -----------
           DIVERSIFIED METALS & MINING - 4.1%
   87,300  Freeport-McMoRan Copper & Gold, Inc.
           (Class B)*                                   $ 1,464,894
   41,500  Phelps Dodge Corp.*                            1,313,475
    8,500  Rio Tinto Plc (A.D.R.)                           676,005
                                                        -----------
                                                        $ 3,454,374
                                                        -----------
           PAPER PRODUCTS - 0.4%
    7,900  Weyerhaeuser Co.                             $   388,759
                                                        -----------
           PRECIOUS METALS & MINERALS - 0.5%
   13,800  Newmont Mining Corp.                         $   400,614
                                                        -----------
           TOTAL MATERIALS                              $ 4,679,797
                                                        -----------
           CAPITAL GOODS - 9.0%
           AEROSPACE & DEFENSE - 2.5%
   16,900  Boeing Co.                                   $   557,531
   12,800  Lockheed Martin Corp.                            739,200
    9,100  Northrop Grumman Corp.*                          882,700
                                                        -----------
                                                        $ 2,179,431
                                                        -----------
           INDUSTRIAL CONGLOMERATES - 4.9%
   15,100  ITT Industries, Inc.                         $   916,419
   14,500  Parker Hannifin Corp.                            668,885
   17,000  Textron, Inc.                                    730,830
  107,400  Tyco International, Ltd.                       1,834,392
                                                        -----------
                                                        $ 4,150,526
                                                        -----------
           INDUSTRIAL MACHINERY - 1.6%
   16,500  Ingersoll-Rand Co.                           $   710,490
   17,600  SPX Corp.*                                       659,120
                                                        -----------
                                                        $ 1,369,610
                                                        -----------
           TOTAL CAPITAL GOODS                          $ 7,699,567
                                                        -----------
           COMMERCIAL SERVICES & SUPPLIES - 1.9%
           DATA PROCESSING SERVICES - 1.9%
   11,200  Automatic Data Processing, Inc.              $   439,600
   33,500  First Data Corp.                               1,186,235
                                                        -----------
           TOTAL COMMERCIAL SERVICES & SUPPLIES         $ 1,625,835
                                                        -----------
           TRANSPORTATION - 0.9%
           RAILROADS - 0.9%
   18,200  Canadian National Railway Co.                $   756,392
                                                        -----------
           TOTAL TRANSPORTATION                         $   756,392
                                                        -----------
           MEDIA - 4.0%
           ADVERTISING - 1.4%
   17,900  Omnicom Group                                $ 1,156,340
                                                        -----------
           BROADCASTING & CABLE TV - 0.9%
   19,500  Clear Channel Communications, Inc.*          $   727,155
                                                        -----------
           MOVIES & ENTERTAINMENT - 1.7%
   36,400  Viacom, Inc. (Class B Non-voting)*           $ 1,483,664
                                                        -----------
           TOTAL MEDIA                                  $ 3,367,159
                                                        -----------
           RETAILING - 6.8%
           COMPUTER & ELECTRONICS RETAIL - 0.7%
   23,000  Best Buy Co., Inc.*                          $   555,450
                                                        -----------
           DEPARTMENT STORES - 0.6%
    9,300  Kohl's Corp.*                                $   520,335
                                                        -----------
           GENERAL MERCHANDISE STORES - 4.6%
   46,600  Family Dollar Stores, Inc.                   $ 1,454,386
   48,400  Wal-Mart Stores, Inc.                          2,444,684
                                                        -----------
                                                        $ 3,899,070
                                                        -----------
           SPECIALTY STORES - 0.9%
   21,900  Bed, Bath & Beyond, Inc.*                    $   756,207
                                                        -----------
           TOTAL RETAILING                              $ 5,731,062
                                                        -----------
           FOOD & DRUG RETAILING - 3.2%
           DRUG RETAIL - 0.6%
   19,500  Walgreen Co.                                 $   569,205
                                                        -----------
           FOOD DISTRIBUTORS - 1.7%
   17,550  Amerisourcebergen Corp.                      $   953,140
    8,100  Cardinal Health, Inc.                            479,439
                                                        -----------
                                                        $ 1,432,579
                                                        -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                        VALUE
           FOOD RETAIL - 0.9 %
   14,200  Nestle SA (A.D.R.)                           $   755,263
                                                        -----------
           TOTAL FOOD & DRUG RETAILING                  $ 2,757,047
                                                        -----------
           FOOD, BEVERAGE & TOBACCO - 3.4%
           DISTILLERS & VINTNERS - 1.0%
   18,100  Anheuser-Busch Companies, Inc.               $   876,040
                                                        -----------
           SOFT DRINKS - 2.4%
   46,400  The Coca-Cola Co.                            $ 2,033,248
                                                        -----------
           TOTAL FOOD, BEVERAGE & TOBACCO               $ 2,909,288
                                                        -----------
           HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
           HOUSEHOLD PRODUCTS - 0.9%
    9,100  Procter & Gamble Co.*                        $   782,054
                                                        -----------
           PERSONAL PRODUCTS - 0.6%
   15,900  Gillette Co.                                 $   482,724
                                                        -----------
           TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $ 1,264,778
                                                        -----------
           HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
           HEALTH CARE DISTRIBUTORS & SERVICES - 2.3%
   22,100  Bristol-Myers Squibb Co.                     $   511,615
   38,900  Wyeth, Inc.                                    1,454,860
                                                        -----------
                                                        $ 1,966,475
                                                        -----------
           MANAGED HEALTH CARE - 1.8%
   14,500  Anthem, Inc.*                                $   912,050
    8,000  Wellpoint Health Networks, Inc.*                 569,280
                                                        -----------
                                                        $ 1,481,330
                                                        -----------
           TOTAL HEALTH CARE
           EQUIPMENT & SUPPLIES                         $ 3,447,805
                                                        -----------
           PHARMACEUTICALS & BIOTECHNOLOGY - 6.0%
           BIOTECHNOLOGY - 1.4%
   28,600  Pharmacia Corp.                              $ 1,195,480
                                                        -----------
           PHARMACEUTICALS - 4.6%
   10,200  Aventis (A.D.R.)                             $   552,738
   10,400  Eli Lilly & Co.                                  660,400
   17,700  Novartis AG (A.D.R.)                             650,121
   67,400  Pfizer, Inc.                                   2,060,418
                                                        -----------
                                                        $ 3,923,677
                                                        -----------
           TOTAL PHARMACEUTICALS &
           BIOTECHNOLOGY                                $ 5,119,157
                                                        -----------
           BANKS - 9.1%
   18,600  Bank of America Corp.                        $ 1,294,002
   20,800  The Bank of New York Co., Inc.                   498,368
   22,500  Fleet Boston Financial Corp.                     546,750
  109,100  J.P. Morgan Chase & Co.                        2,618,400
   12,600  State Street Corp.                               491,400
   33,000  U.S. Bancorp                                     700,260
   33,400  Wells Fargo & Co.                              1,565,458
                                                        -----------
           TOTAL BANKS                                  $ 7,714,638
                                                        -----------
           DIVERSIFIED FINANCIALS - 6.7%
           DIVERSIFIED FINANCIAL SERVICES - 6.7%
   42,400  American Express Co.                         $ 1,498,840
   93,000  Citigroup, Inc.                                3,272,670
   14,100  Federal National Mortgage Association            907,053
                                                        -----------
           TOTAL DIVERSIFIED FINANCIALS                 $ 5,678,563
                                                        -----------
           INSURANCE - 5.2%
           INSURANCE BROKERS - 0.3%
    5,800  Marsh & McLennan Co., Inc.                   $   268,018
                                                        -----------
           MULTI-LINE INSURANCE - 2.0%
   29,700  American International Group, Inc.           $ 1,718,145
                                                        -----------
           PROPERTY & CASUALTY INSURANCE - 2.9%
      600  Berkshire Hathaway, Inc. (Class B)*          $ 1,453,800
   11,200  Renaissancere Holdings Ltd.                      443,520
    7,300  XL Capital Ltd.                                  563,925
                                                        -----------
                                                        $ 2,461,245
                                                        -----------
           TOTAL INSURANCE                              $ 4,447,408
                                                        -----------
           REAL ESTATE - 1.5%
           REAL ESTATE INVESTMENT TRUSTS - 1.5%
   38,100  Simon DeBartolo Group, Inc.                  $ 1,298,067
                                                        -----------
           TOTAL REAL ESTATE                            $ 1,298,067
                                                        -----------
           SOFTWARE & SERVICES - 6.1%
           APPLICATION SOFTWARE - 6.1%
   67,900  Check Point Software
           Technologies Ltd.*                           $   880,663
   57,200  Microsoft Corp.*                               2,957,240
   57,200  Oracle Corp.*                                    617,760
   19,000  Symantec Corp.*                                  768,550
                                                        -----------
           TOTAL SOFTWARE & SERVICES                    $ 5,224,213
                                                        -----------
           TECHNOLOGY HARDWARE & DEVELOPMENT - 11.7%
           COMPUTER HARDWARE - 3.0%
   54,700  Apple Computer, Inc.*                        $   783,851
   24,300  Dell Computer Corp.*                             649,782
   29,800  Hewlett-Packard Co.                              517,328
  188,300  Sun Microsystems, Inc.*                          585,613
                                                        -----------
                                                        $ 2,536,574
                                                        -----------
           COMPUTER STORAGE & PERIPHERALS - 1.3%
   70,200  EMC Corp.*                                   $   431,028
   11,400  Lexmark International Group, Inc.*               689,700
                                                        -----------
                                                        $ 1,120,728
                                                        -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                        VALUE
           NETWORKING EQUIPMENT - 1.0%
   83,100  Network Appliance, Inc.*                    $    831,000
                                                       ------------
           SEMICONDUCTOR EQUIPMENT - 1.0%
    5,600  Applied Materials, Inc. *                   $     72,968
   50,900  Brooks Automation, Inc. *                        583,314
    7,500  Novellus Systems, Inc. *                         210,600
                                                       ------------
                                                       $    866,882
                                                       ------------
           SEMICONDUCTORS - 4.2%
   14,100  Analog Devices, Inc.*                       $    336,567
   50,100  Genesis Microchip, Inc.*                         653,805
   50,300  Intel Corp.                                      783,171
   55,000  Intersil Holding Corp.*                          766,700
   68,350  Micron Technology, Inc.*                         665,729
   22,100  Texas Instruments, Inc.                          331,721
                                                       ------------
                                                       $  3,537,693
                                                       ------------
           TELECOMMUNICATIONS EQUIPMENT - 1.2%
   67,100  Nokia Corp. (A.D.R.)                        $  1,040,050
                                                       ------------
           TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT     $  9,932,927
                                                       ------------
           TELECOMMUNICATION SERVICES - 3.7%
           INTEGRATED TELECOMMUNICATION SERVICES - 1.8%
   13,500  Alltel Corp.                                $    688,500
   33,000  BellSouth Corp.                                  853,710
                                                       ------------
                                                       $  1,542,210
                                                       ------------
           WIRELESS TELECOMMUNICATION SERVICES - 1.9 %
   88,100  AT&T Wireless Services, Inc.*               $    497,765
   61,600  Vodafone Group Plc (A.D.R.)                    1,116,192
                                                       ------------
                                                       $  1,613,957
                                                       ------------
           TOTAL TELECOMMUNICATION SERVICES            $  3,156,167
                                                       ------------
           TOTAL COMMON STOCKS
           (Cost $91,629,579)                          $ 84,675,126
                                                       ------------

PRINCIPAL
AMOUNT
           TEMPORARY CASH INVESTMENT - 0.5%
           SECURITY LENDING COLLATERAL
 $412,765  Securities Lending Investment
           Fund, 1.33%                                 $    412,765
                                                       ------------
           TOTAL TEMPORARY CASH INVESTMENT
           (Cost $412,765)                             $    412,765
                                                       ------------
           TOTAL INVESTMENT IN SECURITIES
           AND TEMPORARY CASH INVESTMENT - 100%
           (Cost $92,042,344)(a)(b)(c)                 $ 85,087,891
                                                       ============

* Non-income producing security.

(a) At December 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $92,402,880 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost               $  2,935,697
    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value                (10,250,686)
                                                                  ------------
    Net unrealized loss                                           $ (7,314,989)
                                                                  ============

(b) At December 31, 2002, the Fund had a net capital loss carryforward of $9,132,730 which will expire between 2009 and 2010 if not utilized.

(c) The Fund elected to defer approximately $3,258,318 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002 aggregated $82,162,875 and $34,940,245, respectively.

   The accompanying notes are an integral part of these financial statements.

   PIONEER INDEPENDENCE FUND

   BALANCE SHEET 12/31/02

ASSETS:
  Investment in securities, at value (including securities loaned of $403,311)
   (cost $92,042,344)                                                                 $  85,087,891
  Cash                                                                                    2,230,672
  Receivables -
   Fund shares sold                                                                          35,205
   Dividends and interest                                                                    74,255
  Other                                                                                      26,681
                                                                                      -------------
      Total assets                                                                    $  87,454,704
                                                                                      -------------

LIABILITIES:
  Payables -
   Fund shares repurchased                                                            $      11,624
   Upon return of securities loaned                                                         412,765
  Due to affiliates                                                                         244,158
  Accrued expenses                                                                           74,320
                                                                                      -------------
      Total liabilities                                                               $     742,867
                                                                                      -------------

NET ASSETS:
  Paid-in capital                                                                     $ 106,417,874
  Accumulated net realized loss on investments                                          (12,751,584)
  Net unrealized loss on investments                                                     (6,954,453)
                                                                                      -------------
      Total net assets                                                                $  86,711,837
                                                                                      =============

NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Based on $86,711,837/10,125,349 shares                                           $        8.56
                                                                                      =============

   The accompanying notes are an integral part of these financial statements.

   PIONEER INDEPENDENCE FUND

   STATEMENT OF OPERATIONS

   FOR THE YEAR ENDED 12/31/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $12,740)                                             $    895,287
   Interest                                                                                               79,004
   Income on securities loaned, net                                                                        6,528
                                                                                                    ------------
       Total investment income                                                                                        $     980,819
                                                                                                                      -------------

EXPENSES:
   Management fees                                                                                  $    528,262
   Transfer agent fees                                                                                 1,050,342
   Distribution fees                                                                                      56,546
   Administrative fees                                                                                    37,500
   Custodian fees                                                                                         23,065
   Registration fees                                                                                      31,857
   Professional fees                                                                                      31,352
   Printing                                                                                               87,494
   Fees and expenses of nonaffiliated trustees                                                             6,062
   Organization costs                                                                                     10,125
   Miscellaneous                                                                                           3,822
                                                                                                    ------------
       Total expenses                                                                                                 $   1,866,427
       Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                          (809,903)
                                                                                                                      -------------
       Net expenses                                                                                                   $   1,056,524
                                                                                                                      -------------
       Net investment loss                                                                                            $     (75,705)
                                                                                                                      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                                                   $  (9,924,079)
   Change in net unrealized gain (loss) on investments                                                                   (7,188,780)
                                                                                                                      -------------
     Net loss on investments                                                                                          $ (17,112,859)
                                                                                                                      -------------
     Net decrease in net assets resulting from operations                                                             $ (17,188,564)
                                                                                                                      =============

   The accompanying notes are an integral part of these financial statements.

   PIONEER INDEPENDENCE FUND

   STATEMENTS OF CHANGES IN NET ASSETS

   FOR THE YEARS ENDED 12/31/02 AND 12/31/01, RESPECTIVELY

                                                                                                         YEAR              YEAR
                                                                                                         ENDED            ENDED
                                                                                                       12/31/02          12/31/01
FROM OPERATIONS:
Net investment loss                                                                                  $     (75,705)    $    (40,394)
Net realized loss on investments                                                                        (9,924,079)      (2,597,216)
Change in net unrealized gain (loss) on investments                                                     (7,188,780)      (2,147,531)
                                                                                                     -------------     ------------
     Net decrease in net assets resulting from operations                                            $ (17,188,564)    $ (4,785,141)
                                                                                                     -------------     ------------

                                                                        '02 SHARES      '01 SHARES
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         5,492,624       2,865,102   $  52,234,600     $ 32,817,381
Cost of shares repurchased                                                (428,653)       (228,072)     (4,018,350)      (2,604,567)
                                                                         ---------       ---------   -------------     ------------
     Net increase in net assets resulting from fund share transactions   5,063,971       2,637,030   $  48,216,250     $ 30,212,814
                                                                         =========       =========   =============     ============
     Net increase in net assets                                                                      $  31,027,686     $ 25,427,673
NET ASSETS:
Beginning of year                                                                                       55,684,151       30,256,478
                                                                                                     -------------     ------------
End of year                                                                                          $  86,711,837     $ 55,684,151
                                                                                                     =============     ============

   The accompanying notes are an integral part of these financial statements.

PIONEER INDEPENDENCE FUND

FINANCIAL HIGHLIGHTS

                                                              YEAR          YEAR           YEAR           YEAR          3/16/98
                                                              ENDED         ENDED          ENDED          ENDED           TO
                                                            12/31/02       12/31/01       12/31/00       12/31/99     12/31/98(a)
Net asset value, beginning of period                       $    11.00     $    12.48     $    11.36     $     9.63    $    10.00
                                                           ----------     ----------     ----------     ----------    ----------
Net increase (decrease) from investment operations:
   Net investment loss                                     $    (0.01)    $    (0.01)    $    (0.03)    $    (0.01)   $    (0.01)
   Net realized and unrealized gain (loss) on investments       (2.43)         (1.47)          1.77           2.19         (0.27)
                                                           ----------     ----------     ----------     ----------    ----------
     Net increase (decrease) from investment operations    $    (2.44)    $    (1.48)    $     1.74     $     2.18    $    (0.28)
Distributions to shareowners:
   Net investment income                                            -              -              -          (0.01)        (0.09)
   Net realized gain                                                -              -          (0.62)         (0.44)            -
                                                           ----------     ----------     ----------     ----------    ----------
Net increase (decrease) in net asset value                 $    (2.44)    $    (1.48)    $     1.12     $     1.73    $    (0.37)
                                                           ----------     ----------     ----------     ----------    ----------
Net asset value, end of period                             $     8.56     $    11.00     $    12.48     $    11.36    $     9.63
                                                           ==========     ==========     ==========     ==========    ==========
Total return*                                                  (22.18)%       (11.86)%        15.38%         22.88%        (2.78)%
Ratio of net expenses to average net assets+                     1.50%          1.46%          1.48%          1.58%         1.68%**
Ratio of net investment loss to average net assets+             (0.11)%        (0.10)%        (0.35)%        (0.11)%       (0.30)%**
Portfolio turnover rate                                            53%            75%            98%           106%          118%**
Net assets, end of period (in thousands)                   $   86,712     $   55,684     $   30,256     $   12,018    $    3,335
Ratios with no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                  2.65%          3.34%          3.76%          6.18%        17.26%**
   Net investment loss                                          (1.26)%        (1.98)%        (2.63)%        (4.71)%      (15.88)%**
Ratios with waiver of management fees and
   assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                  1.50%          1.46%          1.46%          1.50%         1.50%**
   Net investment loss                                          (0.11)%        (0.10)%        (0.33)%        (0.03)%       (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER INDEPENDENCE FUND

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   There were no distributions paid during the years ended December 31, 2002 and 2001.

   The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

                                               2002
   Undistributed ordinary income           $          -
   Undistributed long-term gain                       -
   Unrealized depreciation                   (7,314,989)
                                           ------------
         Total                             $ (7,314,989)
                                           ============

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

   At December 31, 2002 the Fund has reclassified $75,705 to increase accumulated net investment loss on investments and $75,705 to decrease paid in capital. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. DEFERRED ORGANIZATION COSTS

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

F. SECURITY LENDING

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loan securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at year end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $3,125 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $237,223 in transfer agent fees payable to PIMSS at December 31, 2002.

4. DISTRIBUTION PLAN

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $3,810 in distribution fees payable to PFD at December 31, 2002.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2002, the Fund's expenses were not reduced under such arrangements.

6. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

   PIONEER INDEPENDENCE FUND

   REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREOWNERS OF PIONEER INDEPENDENCE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2002

   PIONEER INDEPENDENCE FUND

   TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                        POSITION HELD        TERM OF OFFICE AND          PRINCIPAL OCCUPATION DURING        OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS   WITH THE FUND        LENGTH OF SERVICE           PAST FIVE YEARS                    HELD BY THIS TRUSTEE
John F. Cogan, Jr.      Chairman of the      Trustee since               Deputy Chairman and a Director     Director of Harbor
(76)*                   Board, Trustee       1997. Serves until          of Pioneer Global Asset            Global Company, Ltd.
                        and President        retirement or removal.      Management S.p.A. ("PGAM");
                                                                         Non-Executive Chairman and a
                                                                         Director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA");
                                                                         Chairman and a Director of
                                                                         Pioneer and the various
                                                                         Momentum Funds; Director,
                                                                         Pioneer Alternative
                                                                         Investments; Director and
                                                                         Chairman of the Supervisory
                                                                         Board of Pioneer Czech
                                                                         Investment Company, a.s.;
                                                                         President of all of the
                                                                         Pioneer Funds; and Of Counsel
                                                                         (since 2000, partner prior to
                                                                         2000), Hale and Dorr LLP
                                                                         (counsel to PIM-USA and the
                                                                         Pioneer Funds)

Daniel T. Geraci        Trustee and          Trustee since October,      Director and CEO-US of PGAM        None
(45)**                  Executive Vice       2001. Serves until          since November 2001; Director,
                        President            retirement or removal.      Chief Executive Officer and
                                                                         President of PIM-USA since
                                                                         October 2001; Director of
                                                                         Pioneer Investment Management
                                                                         Shareholder Services, Inc.
                                                                         ("PIMSS") since October 2001;
                                                                         President and a Director of
                                                                         Pioneer and Pioneer Funds
                                                                         Distributor, Inc. ("PFD")
                                                                         (Chairman) since October 2001;
                                                                         Executive Vice President of
                                                                         all of the Pioneer Funds since
                                                                         October 2001; President of
                                                                         Fidelity Private Wealth
                                                                         Management Group from 2000
                                                                         through October 2001; and
                                                                         Executive Vice
                                                                         President-Distribution and
                                                                         Marketing of Fidelity
                                                                         Investments Institutional
                                                                         Services and Fidelity
                                                                         Investments Canada Ltd. prior
                                                                         to 2000

* Mr.Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

** Mr.Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

   PIONEER INDEPENDENCE FUND

   TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INDEPENDENT TRUSTEES

                        POSITION HELD   TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION DURING      OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND ADDRESS   WITH THE FUND   OF SERVICE                   PAST FIVE YEARS                  THIS TRUSTEE
Mary K. Bush (54)       Trustee         Trustee since 1998. Serves   President, Bush International    Director and/or Trustee of
3509 Woodbine Street,                   until retirement or          (international financial         Brady Corporation (industrial
Chevy Chase, MD 20815                   removal.                     advisory firm)                   identification and specialty
                                                                                                      coated material products
                                                                                                      manufacturer), Mortgage
                                                                                                      Guaranty Insurance
                                                                                                      Corporation, R. J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) and Student Loan
                                                                                                      Marketing Association
                                                                                                      (secondary marketing of
                                                                                                      student loans)

Richard H. Egdahl,      Trustee         Trustee since 1998. Serves   Alexander Graham Bell            None
 M.D. (76)                              until retirement or          Professor of Health Care
Boston University                       removal.                     Entrepreneurship, Boston
 Healthcare                                                          University; Professor of
Entrepreneurship                                                     Management, Boston University
 Program,                                                            School of Management;
53 Bay State Road,                                                   Professor of Public Health,
Boston, MA 02215                                                     Boston University School of
                                                                     Public Health; Professor of
                                                                     Surgery, Boston University
                                                                     School of Medicine; and
                                                                     University Professor, Boston
                                                                     University

Margaret B.W. Graham    Trustee         Trustee since 1998. Serves   Founding Director, The           None
 (55)                                   until retirement or          Winthrop Group, Inc.
1001 Sher Brooke                        removal.                     (consulting firm); Professor
Street West,                                                         of Management, Faculty of
Montreal, Quebec,                                                    Management, McGill University
 Canada

Marguerite A. Piret     Trustee         Trustee since 1998. Serves   President and Chief Executive    None
 (54)                                   until retirement or          Officer, Newbury, Piret &
One Boston Place,                       removal.                     Company, Inc. (investment
28th Floor,                                                          banking firm)
Boston, MA 02108

Stephen K. West (74)    Trustee         Trustee since 1998. Serves   Senior Counsel, Sullivan &       Director, The Swiss Helvetia
125 Broad Street,                       until retirement or          Cromwell (law firm)              Fund, Inc. (closed- end
New York, NY 10004                      removal.                                                      investment company) and
                                                                                                      AMVESCAP PLC (investment
                                                                                                      managers)

John Winthrop (66)      Trustee         Trustee since 1998. Serves   President, John Winthrop &       None
One North Adgers                        until retirement or          Co., Inc. (private
 Wharf, Charleston,                     removal.                     investment firm)
SC 29401

   PIONEER INDEPENDENCE FUND

   TRUSTEES, OFFICERS AND SERVICE PROVIDERS

FUND OFFICERS

NAME, AGE AND         POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION DURING        OTHER DIRECTORSHIPS HELD BY
ADDRESS               WITH THE FUND    OF SERVICE                   PAST FIVE YEARS                    THIS TRUSTEE
Joseph P. Barri       Secretary        Since 1997. Serves at the    Partner, Hale and Dorr LLP;        None
 (56)                                  discretion of Board          Secretary of all of the Pioneer
                                                                    Funds

Dorothy E.            Assistant        Since November, 2000.        Secretary of PIM-USA; Senior       None
 Bourassa (55)        Secretary        Serves at the discretion     Vice President-Legal of
                                       of Board                     Pioneer; and Secretary/Clerk of
                                                                    most of PIM-USA's
                                                                    subsidiaries since October 2000;
                                                                    Assistant Secretary of all of
                                                                    the Pioneer Funds since
                                                                    November 2000; Senior Counsel,
                                                                    Assistant Vice President and
                                                                    Director of Compliance of
                                                                    PIM-USA from April 1998 through
                                                                    October 2000; Vice President and
                                                                    Assistant General Counsel,
                                                                    First Union Corporation from
                                                                    December 1996 through March 1998

Vincent Nave (57)     Treasurer        Since November, 2000.        Vice President-Fund Accounting,    None
                                       Serves at the discretion     Administration and Custody
                                       of Board                     Services of Pioneer (Manager
                                                                    from September 1996 to
                                                                    February 1999); and Treasurer of
                                                                    all of the Pioneer Funds
                                                                    (Assistant Treasurer from
                                                                    June 1999 to November 2000)

Luis I. Presutti      Assistant        Since November, 2000.        Assistant Vice President-Fund      None
 (37)                 Treasurer        Serves at the discretion     Accounting, Administration and
                                       of Board                     Custody Services of Pioneer
                                                                    (Fund Accounting Manager from
                                                                    1994 to 1999); and Assistant
                                                                    Treasurer of all of the Pioneer
                                                                    Funds since November 2000

Gary Sullivan (44)    Assistant        Since May, 2002. Serves      Fund Accounting Manager-Fund       None
                      Treasurer        at the discretion of Board   Accounting, Administration and
                                                                    Custody Services of Pioneer;
                                                                    and Assistant Treasurer of all
                                                                    of the Pioneer Funds since
                                                                    May 2002

Alan Janson (31)      Assistant        Since July, 2002. Serves     Manager, Valuation Risk and        None
                      Treasurer        at the discretion of Board   Information Technology-Fund
                                                                    Accounting, Administration and
                                                                    Custody Services of Pioneer
                                                                    since March 2002; and Assistant
                                                                    Treasurer of all of the Pioneer
                                                                    Funds since July 2002.Manager,
                                                                    Valuation Risk and Performance
                                                                    Reporting of Pioneer from
                                                                    June 2000 to February 2002;
                                                                    Member of Pioneer Pricing Group
                                                                    from 1996 to 2000 (promoted to
                                                                    Manager in 1998)

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INDEPENDENCE FUND

PIONEER INDEPENDENCE FUND IS AVAILABLE TO THE GENERAL PUBLIC ONLY THROUGH PIONEER INDEPENDENCE PLANS, A SYSTEMATIC INVESTMENT PLAN SPONSORED BY PIONEER FUNDS DISTRIBUTOR, INC.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR PIONEER INDEPENDENCE FUND, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.



                                                                   12966-00-0203
                                        (C) 2003 PIONEER FUNDS DISTRIBUTOR, INC.
                                       UNDERWRITER OF PIONEER FUNDS, MEMBER SIPC